Subject to Revision
Series Term Sheet Dated September 18, 2002

Wachovia Asset Securitization, Inc. 2002-HE1 Trust

$950,000,000
(Approximate)

Wachovia Asset Secruritization, Inc.
Depositor

Credit Enhancer

Wachovia Bank, N.A.
Seller and Servicer

Wachovia Asset Securitization, Inc. Asset-Backed Notes,
Series 2002-HE1

Offered Notes: Class A

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization, Inc. (WASI) 2002-HE1 Trust. The Series Term Sheet has been prepared by Wachovia Securities, Inc. based on collateral information provided by Wachovia Bank, N.A. for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

To 10% Clean-up Call:

Class	Expected Size(1)	Expected WAL (Yrs.)(2)	Expected Payment Window(2)	Note Rate(3)	Expected Rating (S&P/Moody's)
A	$950,000,000	4.34	3/03-8/09	LIBOR +[]%	AAA/Aaa

(1)     Size is subject to permitted variance in the aggregate of plus or minus 5%.
(2)     The "Prepayment Assumption" is 41% CPR and a 33% Draw Rate.
(3);     The Offered Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Cap.

To Maturity:

Class	Expected Size(1)	Expected WAL (Yrs.)(2)	Expected Payment Window(2)	Note Rate(3)	Expected Rating (S&P/Moody's)
A	$950,000,000	4.37	3/03-2/10	LIBOR +[]%	AAA/Aaa

(1)     Size is subject to permitted variance in the aggregate of plus or minus 5%.
(2)     The "Prepayment Assumption" is 41% CPR and a 33% Draw Rate.
(3)     The Offered Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Cap.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

Wachovia Securities Contacts

Trading/Syndicate	Phone	E-mail
Chris Choka	(704) 383-8267	chris.choka@wachovia.com
Mark Adamson	(704) 383-7727	mark.adamson@wachovia.com

Mortgage Finance
Robert Perret	(704) 374-4868	robert.perret@wachovia.com
Michael Schwartz	(704) 383-7727	michael.schwartz@wachovia.com
Sharvin Setoodeh	(704) 715-7632	sharvin.setoodeh@wachovia.com
Jon Liber	(704) 383-7203	jon.riber@wachovia.com
David Lyle	(704) 715-8131	david.lyle@wachovia.com

Structuring
Barbara Smith	(704) 383-8614	barbaram.smith@wachovia.com
Serkan Erikci	(704) 715-1263	serkan.erikci@wachovia.com

Collateral Analytics
Daniel Richart	(704) 374-2591	daniel.richart@wachovia.com

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Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

SUMMARY OF TERMS

Title of Securities:	Wachovia Asset Securitization, Inc. 2002-HE1 Trust.

Depositor:	Wachovia Asset Securitization, Inc.

Seller:	Wachovia Bank, N.A.

Servicer:	Wachovia Bank, N.A.

Credit Enhancer:	Ambac Assurance Corporation ("Ambac" or the "Credit Enhancer").

Lead Manager:	Wachovia Securities, Inc.

Co-Managers:	Banc of America Securities, JP Morgan Chase.

Owner Trustee:	Wilmington Trust Company.

Indenture Trustee:	JPMorgan Chase (the "Trustee").

Servicing Fee:	With respect to each Distribution Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Offered Notes:	The Class A Notes.

The Trust:	The depositor will establish the Wachovia Asset Securitization, Inc. 2002-HE1 Trust (the “Trust”), a Delaware business trust, to issue the Offered Notes. The assets of the Trust will include the mortgage loans and collections on the mortgage loans. In addition to the mortgage loans conveyed to the Trust on the closing date, the property of the Trust will include cash on deposit in certain accounts, including the Pre-Funding Account. The Trust will also include a financial guaranty insurance policy provided by the Credit Enhancer, which will guarantee certain payments on the Offered Notes.

Federal Tax Status:	It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Elligibility:	The Offered Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:	The Offered Noteswill not constitute “mortgage related securities” for purposes of SMMEA.

Registration:	The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	September 1, 2002.

Expected Pricing Date:	On or about September [20], 2002.

Expected Settlement Date:	On or about September [27], 2002.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing on October 25, 2002.

Scheduled Final Payment Date:	The Payment Date in September 2032.

Collection Period	With respect to any Payment Date, the calendar month preceding the month of that Payment Date.

Interest Accrual Period:	The “Interest Accrual Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an Actual/360 basis).

Credit Enhancement:	Excess interest, overcollateralization and the financial guaranty insurance policy.

Optional Redemption:	A principal payment may be made to redeem the Offered Notes upon the exercise by the Servicer of its option to purchase the mortgage loans together with the assets of the Trust after the aggregate note balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate balance.

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $870,082,662 (the “Initial Mortgage Loans”).

The Initial Mortgage Loans to be sold to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties. See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Additional Balances	An “Additional Balance” represents additional principal in a revolving credit loan created by a draw.

Additional Balances Increase Amount:	On any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances since the Cut-off Date, over (ii) principal collections, excess spread and amounts transferred from the Pre-Funding Account applied to purchase those Additional Balances from the Funding Account minus (b) amounts paid on prior Payment Dates to the holders of the certificates as an Additional Balance Increase Amount.

Loan Rate:	The Loan Rate of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

Each mortgage loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate does not exceed a maximum loan rate. The index for each mortgage loan is the “prime rate,” regularly published in the Eastern edition of The Wall Street Journal.

Net Loan Rate:	The Net Loan Rate is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan as of the first day of the calendar month in which the related Interest Accrual Period begins, less the servicing fee rate and the trustee fee rate.

Net WAC Cap	The Net WAC Cap is the per annum rate equal to (i) the weighted average Net Loan Rate of the mortgage loans less (ii) the premium rate on the financial guaranty insurance policy multiplied by the fraction, the numerator of which is equal to the aggregate note principal

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Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

balance of the Offered Notes and the denominator of which is equal to the aggregate principal balance of the mortgage loans and any amounts on deposit in the Pre-Funding Account, such result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Class A Margin:	The initial Class A margin will be [ ]% per annum.

Formula Rate:	With respect to each Interest Accrual Period, the lesser of (a) One Month LIBOR plus the Class A Margin and (b) the Net WAC Cap.

Servicer Advances:	The Servicer, at its option and in its sole discretion, may make advances by depositing into the custodial account amounts representing installments of interest on any mortgage loan that is delinquent as of the end of the related Collection Period if the Servicer believes that the advances will be recoverable from payments on, or other proceeds of, that mortgage loan. If the Servicer makes any optional advances of delinquent interest, the Servicer shall be entitled to reimburse itself by withdrawing those amounts from the custodial account prior to any distribution of amounts on deposit therein to the Offered Notes.

Pre-Funding Account:	On the Closing Date, approximately $79,917,338 will be deposited into an account (the “Pre-Funding Account”), such amount will be used by the Trust first to purchase Additional Balances from the sellers and then to purchase additional mortgage loans from the sellers. This amount will be funded by the proceeds from the sale of the Offered Notes.

The pre-funding period will be the period from the Closing Date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) 90 days from the Closing Date or (iii) the occurrence of a rapid amortization event. If additional mortgage loans are sold to the Trust after the Closing Date, such mortgage loans will conform to certain characteristics set forth in the Prospectus Supplement. Any amounts remaining in the Pre-Funding Account at the end of the pre-funding period in excess of $50,000 will be distributed as a payment of principal on the Offered Notes on the following Payment Date. Amounts less than $50,000 in the Pre-Funding Account will be deposited into the Funding Account.

Capitalized Interest Account:	On the Closing Date, part of the proceeds of the sale of the Offered Notes will be deposited into an account with the Indenture Trustee designated the “Capitalized Interest Account.” Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Payment Date during the pre-funding period to cover any shortfall in interest payments on the Offered Notes plus any unpaid premium for the financial guaranty insurance policy due to the pre-funding feature. Any amounts remaining in the Capitalized Interest Account at the end of the pre-funding period will be paid to the Depositor.

Funding Account:	An account will be established on the Closing Date by the Indenture Trustee in its name designated the “Funding Account.” On each Payment Date during the Revolving Period, the Indenture Trustee will deposit principal collections and excess spread into the Funding Account. Amounts in the Funding Account will be used to buy Additional Balances arising under mortgage loans already included in the Trust. If not all amounts in the Funding Account have been applied to purchase Additional Balances at the end of the Revolving Period, the amount left in the Funding Account will be distributed as principal distributions first to the certificates in an amount equal to the Additional Balance Increase Amount and then to the Offered Notes.

Interest Collections:	With respect to any Payment Date, an amount equal to the sum of (a) the amount collected during the related Collection Period, including net liquidation proceeds, applied to interest

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

pursuant to the terms of the related credit line agreements reduced by servicing and trustee fees for that Collection Period, exclusive of the pro rata portion of interest attributable to any Additional Balance Increase Amount, plus amounts in respect of any optional servicer advance pursuant to the terms of the servicing agreement and (b) the interest portion of (i) the repurchase price of any deleted loan and (ii) the cash purchase price paid in connection with any optional purchase of the mortgage loans by the Servicer.

Principal Collections:	With respect to any Payment Date, an amount equal to the sum of (a) the amount collected during the related Collection Period, including net liquidation proceeds, applied to principal pursuant to the terms of the related credit line agreements and (b) the principal portion of the repurchase price for any deleted loans, any amounts required to be deposited in the custodial account by the sellers pursuant to the purchase agreement; and the cash purchase price paid in connection with any optional purchase of the mortgage loans by the Servicer.

Net Principal Collections:	With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period and conveyed to the Depositor.

Principal Distribution Amount:	With respect to any Payment Date during the Revolving Period, the amount in excess of $50,000, if any, transferred from the Pre-Funding Account to the note payment account at the end of the pre-funding period.

With respect to any Payment Date during the Managed Amortization Period, Net Principal Collections less amounts with respect to any Additional Balance Increase Amount.

With respect to any Payment Date during the Rapid Amortization Period, Principal Collections.

Stepdown Rate:	The later of (a) the thirty-first (31st) Payment Date or (b) the Payment Date in which the current aggregate principal balance of the Offered Notes is less than or equal to 50% of the aggregate principal balance of the Offered Notes as of the Closing Date.

Overcollateralization Amount:	On any Payment Date, the amount by which the outstanding aggregate principal balance of the mortgage loans, as of the close of business on the last day of the related Collection Period, and any amounts remaining in the Pre-Funding Account and the Funding Account exceed the aggregate principal balance of the Offered Notes.

Overcollateralization Target Amount:	Prior to the Stepdown Date, an amount equal to the sum of (a) [1.50]% of the balance of the Offered Notes as of the Closing Date and (b) 100% of the principal balances of all mortgage loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period.

On or after the Stepdown Date, the Overcollateralization Target Amount will be allowed to step down to a certain percentage (specified in the Indenture, subject to certain performance triggers) of the current aggregate principal balance of the Offered Notes provided that the Overcollateralization Target Amount may not be less than 0.50% of the sum of the aggregate principal balance of the Offered Notes as of the Cut-off Date.

Prepayment Assumption:	41% CPR, 33% Draw Rate.

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

Revolving Period:	The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of: (a) the end of business on [December 31, 2003], (b) the Additional Balance Increase Amount equals or exceeds $[450,000,000], (c) the Payment Date that the Funding Account balance exceeds $[57,000,000], or (d) the occurrence of a rapid amortization event specified in the Indenture.

Managed Amortizaiton Period:	The Managed Amortization Period will be the period beginning on the earlier of: (a) the end of business on [December 31, 2003], (b) the Additional Balance Increase Amount equals or exceeds $[450,000,000], or (c) the Payment Date immediately following the Payment Date that the Funding Account balance exceeds $[57,000,000], unless in each case, a rapid amortization event has occurred, as specified in the Indenture. The Managed Amortization Period will end on the earlier of (a) the end of business on December 31, 2007, or (b) the occurrence of a rapid amortization event specified in the Indenture.>

Rapid Amortization Period:	The Rapid Amortization Period will be the period beginning on the earlier of (a) the end of business on December 31, 2007, or (b) the occurrence of a rapid amortization event as specified in the Indenture.

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Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

Priority of Distributions:	On each Payment Date, from amounts withdrawn from the custodial account with respect to the mortgage loans (including any draw on the financial guaranty insurance policy for the Payment Date), the following payments will be made in the following order of priority:

First, from Interest Collections, to the Offered Notes, interest for the Interest Accrual Period at the Formula Rate on the balance of the Offered Notes immediately prior to that Payment Date, other than any interest shortfalls.

Second, during the Revolving Period, to the Funding Account, Principal Collections during the related Collection Period.

Third, to the Credit Enhancer, the premium for the financial guaranty insurance policy, and any unpaid premium with interest thereon.

Fourth, during the Revolving Period, to the Funding Account, from excess spread, the amount necessary to be applied on that Payment Date so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount.

Fifth, during the Managed Amortization Period and the Rapid Amortization Period, from excess spread, the amount necessary to be applied on that Payment Date to the Offered Notes so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount.

Sixth, from any remaining excess spread, to the certificates, an amount equal to the Additional Balance Increase Amount.

Seventh, during the Revolving Period, the Managed Amortization Period, and the Rapid Amortization Period, the Principal Distribution Amount for payment to the Offered Notes (provided that on the Scheduled Final Payment Date, the amount paid will be equal to the balance of the Offered Notes immediately prior to that Payment Date).

Eighth, to the Credit Enhancer, to reimburse it for prior draws made on the financial guaranty insurance policy, with interest thereon.

Ninth, from any remaining excess spread, any liquidation loss amounts not otherwise covered by payments pursuant to clause fourth, fifth, or seventh above on that Payment Date or prior Payment Dates, to the Offered Notes.

Tenth, any other amounts due to the Credit Enhancer pursuant to the financial guaranty insurance policy.

Eleventh, from any remaining excess spread, for payment to the Offered Notes, any interest shortfalls on the Offered Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Formula Rate.

Twelfth, during the Managed Amortization Period and Rapid Amortization Period, to the Indenture Trustee, certain other amounts owing to the Indenture Trustee to the extent remaining unpaid.

Thirteenth, any remaining amounts for distribution to the certificates.

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Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2002-HE1
$950,000,000 (approximate)

DESCRIPTION OF INITIAL MORTGAGE LOANS

Summary
Number of Mortgage Loans	21,319
Cut-Off Date Principal Balance	$870,082,662.00
Minimum	$0.01
Maximum	$3,212,249.60
Average	$40,812.55
Average Utilization	50.42%
Weighted Average Utilization	72.85%
CLTV Ratio
Minimum	3.00%
Maximum	100.00%
Weighted Average	78.02%
Junior Ratio
Minimum	2.42%
Maximum	100.00%
Weighted Average	41.55%
Fully Indexed Gross Margin
Minimum	-2.250%
Maximum	4.750%
Weighted Average	0.287%
Current Loan Rate
Minimum	2.500%
Maximum	9.500%
Weighted Average	4.868%
Maximum Loan Rate
Minimum	16.000%
Maximum	18.000%
Weighted Average	17.783%
Remaining Term
Minimum	51 Months
Maximum	239 Months
Weighted Average	238 Months
FICO Score
Minimum	464
Maximum	824
Weighted Average	720
Lien Position
First	38.93%
Second	59.72%
Third	1.35%
Occupancy Status
Owner Occupied	90.40%
Non-Owner Occupied	9.60%
Geographic Concentration (> 10.00%)
Florida	23.08%
New Jersey	18.71%
Pennsylvania	13.65%
North Carolina	10.43%
Number of States (Plus the District of Columbia)	17

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WACHOVIA SECURITIES IMMEDIATELY.

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Current Loan Rate (%)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
2.001 to   2.500                                                        1                  $53,505.22
                                                                                                          0.01%
3.001 to   3.500                                                        5                3,058,332.01
                                                                                                          0.35
3.501 to   4.000                                                        4                  608,241.29
                                                                                                          0.07
4.001 to   4.250                                                      672               32,348,102.26
                                                                                                          3.72
4.251 to   4.500                                                    2,318              149,320,948.98
                                                                                                          17.16
4.501 to   4.750                                                   11,300              485,346,794.40
                                                                                                          55.78
4.751 to   5.000                                                    1,641               43,202,041.82
                                                                                                          4.97
5.001 to   6.000                                                    4,497              144,506,736.27
                                                                                                          16.61
6.001 to   7.000                                                      732               10,621,420.40
                                                                                                          1.22
7.001 to   8.000                                                      141                  970,919.14
                                                                                                          0.11
8.001 to   9.000                                                        6                   30,539.04
                                                                                                          0.00
9.001 to 10.000                                                         2                   15,081.17
                                                                                                          0.00
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                              21,319             $870,082,662.00
                                                                                                          100.00%
                                                   =======================    ========================    ===========================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Junior Ratio (%)                                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
  First Lien                                                         5,598            $338,723,041.13
                                                                                                          38.93%
  0.001 to   10.000                                                    674               8,747,473.15
                                                                                                          1.01
10.001 to   20.000                                                   3,690              82,596,131.66
                                                                                                          9.49
20.001 to   30.000                                                   3,473             100,933,348.53                           11.60
30.001 to   40.000                                                   2,563              96,386,739.11                           11.08
40.001 to   50.000                                                   1,830              81,175,446.58
                                                                                                          9.33
50.001 to   60.000                                                   1,164              52,954,051.46
                                                                                                          6.09
60.001 to   70.000                                                     836              38,477,841.09
                                                                                                          4.42
70.001 to   80.000                                                     587              34,267,966.21
                                                                                                          3.94
80.001 to   90.000                                                     378              17,926,660.39
                                                                                                          2.06
90.001 to 100.000                                                      526              17,893,962.69
                                                                                                          2.06
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Combined LTV Ratio (%)                                 Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Not Available                                                          195              $3,088,601.32
                                                                                                          0.35%
  0.01 to   10.00                                                       63                 934,409.61
                                                                                                          0.11
10.01 to   20.00                                                       230               5,847,537.45
                                                                                                          0.67
20.01 to   30.00                                                       460              14,257,471.34
                                                                                                          1.64
30.01 to   40.00                                                       620              26,902,820.81
                                                                                                          3.09
40.01 to   50.00                                                       906              40,034,923.18
                                                                                                          4.60
50.01 to   60.00                                                     1,237              58,046,956.16
                                                                                                          6.67
60.01 to   70.00                                                     1,793              91,505,046.25                           10.52
70.01 to   80.00                                                     2,635             127,825,329.39                           14.69
80.01 to   90.00                                                     8,849             341,752,517.44                           39.28
90.01 to 100.00                                                      4,331             159,887,049.05                           18.38
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Maximum Loan Rate (%)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
16.000                                                              2,588              $94,241,863.29
                                                                                                          10.83%
18.000                                                             18,731              775,840,798.71
                                                                                                          89.17
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                              21,319             $870,082,662.00
                                                                                                          100.00%
                                                   =======================    ========================    ===========================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
              0.01 to      10,000.00                                 5,290             $24,119,890.20
                                                                                                          2.77%
     10,000.01 to      20,000.00                                     4,221              62,574,280.34
                                                                                                          7.19
     20,000.01 to      30,000.00                                     3,259              80,674,922.90
                                                                                                          9.27
     30,000.01 to      40,000.00                                     2,019              70,037,783.16
                                                                                                          8.05
     40,000.01 to      50,000.00                                     1,553              69,824,650.66
                                                                                                          8.03
     50,000.01 to      75,000.00                                     2,034             123,881,975.21                           14.24
     75,000.01 to    100,000.00                                      1,177             102,663,432.50                           11.80
   100,000.01 to    150,000.00                                         863             103,873,118.18                           11.94
   150,000.01 to    200,000.00                                         401              68,973,629.27
                                                                                                          7.93
   200,000.01 to    250,000.00                                         202              45,010,236.61
                                                                                                          5.17
   250,000.01 to    300,000.00                                         111              30,475,817.68
                                                                                                          3.50
   300,000.01 to    400,000.00                                         106              36,891,972.33
                                                                                                          4.24
   400,000.01 to    500,000.00                                          49              22,094,165.19
                                                                                                          2.54
   500,000.01 to 1,000,000.00                                           30              19,118,065.99
                                                                                                          2.20
1,000,000.01 to 2,000,000.00                                             1               1,698,533.08
                                                                                                          0.20
2,000,000.01 to 4,000,000.00                                             3               8,170,188.70
                                                                                                          0.94
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
  51 to   60                                                             4                $196,277.47
                                                                                                          0.02%
161 to 170                                                               1                  27,873.70
                                                                                                          0.00
171 to 180                                                              57                 601,766.89
                                                                                                          0.07
221 to 230                                                              12                 669,932.34
                                                                                                          0.08
231 to 240                                                          21,245             868,586,811.60                           99.83
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
FICO Score at Origination                              Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Not Available                                                          286              $7,109,335.27
                                                                                                          0.82%
451 to 475                                                               1                  39,523.63
                                                                                                          0.00
501 to 525                                                               2                  56,889.57
                                                                                                          0.01
526 to 550                                                              18               1,042,430.80
                                                                                                          0.12
551 to 575                                                              33               3,656,909.37
                                                                                                          0.42
576 to 600                                                             165               7,838,957.85
                                                                                                          0.90
601 to 625                                                             486              18,533,215.13
                                                                                                          2.13
626 to 650                                                           1,259              50,869,213.14
                                                                                                          5.85
651 to 675                                                           2,166              95,161,975.99                           10.94
676 to 700                                                           2,877             129,311,273.52                           14.86
701 to 725                                                           3,127             133,953,044.23                           15.40
726 to 750                                                           3,350             137,968,450.49                           15.86
751 to 775                                                           3,672             145,036,802.44                           16.67
776 to 800                                                           3,176             116,205,550.86                           13.36
801 to 825                                                             701              23,299,089.71
                                                                                                          2.68
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
None Required                                                       12,413            $320,369,752.62
                                                                                                          36.82%
Tax Returns                                                          2,082             223,657,278.94                           25.71
Year to Date Pay Stub                                                2,781             170,524,389.50                           19.60
Waived                                                               2,824              97,617,540.90                           11.22
W2                                                                     723              35,606,501.96
                                                                                                          4.09
Alternate Source of Income                                             120               9,710,734.66
                                                                                                          1.12
Direct Deposit Taxable Income                                          145               7,742,856.66
                                                                                                          0.89
Unknown                                                                196               3,116,475.02
                                                                                                          0.36
Direct Deposit Non-Taxable Income                                       35               1,737,131.74
                                                                                                          0.20
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Consolidation of Refi w/ Refi of Mortgage                            3,977            $237,550,984.17
                                                                                                          27.30%
Consolidation or Refi w/o Refi of Mortgage                           6,604             232,590,546.39                           26.73
Personal/Family Use                                                  6,070             223,480,613.23                           25.68
Home Improvement                                                     3,775             125,885,142.87                           14.47
Purchase Money Real Estate Collateral                                  402              30,691,882.41
                                                                                                          3.53
Purchase Money Non-Real Estate Collateral                              321              11,317,493.94
                                                                                                          1.30
FUNB Refinance                                                         108               4,934,959.94
                                                                                                          0.57
Bridge Loan                                                             19               2,147,158.52
                                                                                                          0.25
Business Use                                                            43               1,483,880.53
                                                                                                          0.17
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
1-2 Family                                                          19,571            $795,314,275.99
                                                                                                          91.41%
Condo                                                                  956              40,577,118.79
                                                                                                          4.66
1-4 Family                                                             690              30,912,791.84
                                                                                                          3.55
3-4 Family                                                              38               1,471,973.17
                                                                                                          0.17
Doublewide                                                              54               1,314,412.42
                                                                                                          0.15
Agricultural Property with a Residence                                   6                 295,812.32
                                                                                                          0.03
Triplewide                                                               4                 196,277.47
                                                                                                          0.02
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Location                                               Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Florida                                                              4,639            $200,824,004.37
                                                                                                          23.08%
New Jersey                                                           3,656             162,801,633.15                           18.71
Pennsylvania                                                         3,336             118,766,024.39                           13.65
North Carolina                                                       2,509              90,717,746.01                           10.43
Virginia                                                             2,410              82,723,648.44
                                                                                                          9.51
Georgia                                                              1,785              71,073,637.39
                                                                                                          8.17
Connecticut                                                            913              51,042,320.71
                                                                                                          5.87
New York                                                               574              35,450,245.59
                                                                                                          4.07
Maryland                                                               805              29,260,151.68
                                                                                                          3.36
South Carolina                                                         508              18,304,029.59
                                                                                                          2.10
District of Columbia                                                   110               5,384,641.12
                                                                                                          0.62
Delaware                                                                28               1,725,996.58
                                                                                                          0.20
Tennessee                                                               17                 740,300.04
                                                                                                          0.09
Massachusetts                                                           14                 716,172.13
                                                                                                          0.08
Alabama                                                                 11                 349,809.46
                                                                                                          0.04
Rhode Island                                                             2                 118,661.09
                                                                                                          0.01
West Virginia                                                            2                  83,640.26
                                                                                                          0.01
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Lien                                                   Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
First                                                                5,598            $338,723,041.13
                                                                                                          38.93%
Second                                                              15,208             519,641,133.85                           59.72
Third                                                                  513              11,718,487.02
                                                                                                          1.35
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Fully Indexed Loan Rate (%)                            Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
2.001 to   2.500                                                        1                  $53,505.22
                                                                                                          0.01%
3.001 to   3.500                                                        4                3,045,820.88
                                                                                                          0.35
3.501 to   4.000                                                        4                  608,241.29
                                                                                                          0.07
4.001 to   4.250                                                      670               32,146,502.63
                                                                                                          3.69
4.251 to   4.500                                                    2,313              148,870,167.55
                                                                                                          17.11
4.501 to   4.750                                                    5,954              275,008,652.11
                                                                                                          31.61
4.751 to   5.000                                                    3,798              131,307,964.00
                                                                                                          15.09
5.001 to   6.000                                                    6,386              231,182,303.04
                                                                                                          26.57
6.001 to   7.000                                                    1,823               43,609,277.28
                                                                                                          5.01
7.001 to   8.000                                                      344                3,981,269.76
                                                                                                          0.46
8.001 to   9.000                                                       18                  227,011.76
                                                                                                          0.03
9.001 to 10.000                                                         4                   41,946.48
                                                                                                          0.00
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                              21,319             $870,082,662.00
                                                                                                          100.00%
                                                   =======================    ========================    ===========================

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Fully Indexed Gross Margin (%)                         Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-2.499 to -2.000                                                        1                  $53,505.22
                                                                                                          0.01%
-1.999 to -1.500                                                        1                    1,299.08
                                                                                                          0.00
-1.499 to -0.500                                                      677               35,799,265.72
                                                                                                          4.11
-0.499 to -0.250                                                    2,313              148,870,167.55
                                                                                                          17.11
-0.249 to   0.000                                                   5,954              275,008,652.11
                                                                                                          31.61
  0.001 to   0.250                                                  3,798              131,307,964.00
                                                                                                          15.09
  0.251 to   0.500                                                  2,497               82,225,647.56
                                                                                                          9.45
  0.501 to   0.750                                                  1,015               45,006,471.26
                                                                                                          5.17
  0.751 to   1.000                                                  1,423               59,792,155.21
                                                                                                          6.87
  1.001 to   1.250                                                  1,451               44,158,029.01
                                                                                                          5.08
  1.251 to   1.500                                                    750               19,952,756.15
                                                                                                          2.29
  1.501 to   1.750                                                    277                9,297,616.16
                                                                                                          1.07
  1.751 to   2.000                                                    399                8,727,890.75
                                                                                                          1.00
  2.001 to   2.250                                                    397                5,631,014.22
                                                                                                          0.65
  2.251 to   2.500                                                    207                2,478,456.26
                                                                                                          0.28
  2.501 to   3.000                                                    118                1,268,054.77
                                                                                                          0.15
  3.001 to   3.500                                                     30                  351,785.30
                                                                                                          0.04
  3.501 to   4.000                                                      7                  109,985.19
                                                                                                          0.01
  4.501 to   5.000                                                      4                   41,946.48
                                                                                                          0.00
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
-----------------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                              21,319             $870,082,662.00
                                                                                                          100.00%
                                                   =======================    ========================    ===========================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Utilization Rate (%)                                   Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
    0.01 to   10.00                                                  3,074             $12,112,850.73
                                                                                                          1.39%
  10.01 to   20.00                                                   2,344              31,130,577.39
                                                                                                          3.58
  20.01 to   30.00                                                   2,162              44,262,051.21
                                                                                                          5.09
  30.01 to   40.00                                                   1,769              49,496,087.20
                                                                                                          5.69
  40.01 to   50.00                                                   1,676              58,157,845.39
                                                                                                          6.68
  50.01 to   60.00                                                   1,569              68,203,789.27
                                                                                                          7.84
  60.01 to   70.00                                                   1,519              77,145,398.02
                                                                                                          8.87
  70.01 to   80.00                                                   1,531              89,105,697.86                           10.24
  80.01 to   90.00                                                   1,473             101,326,843.00                           11.65
  90.01 to 100.00                                                    3,144             246,533,644.96                           28.33
100.01 to 110.00                                                     1,058              92,607,876.97                           10.64
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Credit Limit ($)                                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
              0.01 to      10,000.00                                   385              $2,062,515.62
                                                                                                          0.24%
     10,000.01 to      20,000.00                                     1,468              14,534,167.88
                                                                                                          1.67
     20,000.01 to      30,000.00                                     3,040              43,074,069.19
                                                                                                          4.95
     30,000.01 to      40,000.00                                     1,934              39,881,036.95
                                                                                                          4.58
     40,000.01 to      50,000.00                                     2,438              58,060,603.36
                                                                                                          6.67
     50,000.01 to      75,000.00                                     3,073              98,119,131.41                           11.28
     75,000.01 to    100,000.00                                      5,120             197,258,875.51                           22.67
   100,000.01 to    150,000.00                                       1,802             117,298,081.54                           13.48
   150,000.01 to    200,000.00                                         821              78,507,423.61
                                                                                                          9.02
   200,000.01 to    250,000.00                                         689              77,911,001.39
                                                                                                          8.95
   250,000.01 to    300,000.00                                         139              24,959,378.90
                                                                                                          2.87
   300,000.01 to    400,000.00                                         181              39,919,324.47
                                                                                                          4.59
   400,000.01 to    500,000.00                                         160              43,856,540.06
                                                                                                          5.04
   500,000.01 to 1,000,000.00                                           57              23,223,034.82
                                                                                                          2.67
1,000,000.01 to 2,000,000.00                                            10               5,250,720.59
                                                                                                          0.60
2,000,000.01 to 4,000,000.00                                             2               6,166,756.70
                                                                                                          0.71
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
-----------------------------------------------    ------------------------   ------------------------    ----------------------------
Total                                                               21,319            $870,082,662.00                         100.00%
                                                   ========================   ========================    ============================

                                                  BOND SUMMARY (to Call)
                                                  ----------------------

Class A
------------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%           20%            30%           41%           50%            60%           70%
------------------------------------------------------------------------------------------------------------------------------------
WAL (years)                        7.61           6.39          6.38          4.34           2.87          1.81           1.18
Modified Duration (years)*         7.02           5.99          5.98          4.11           2.75          1.76           1.16
First Principal Payment          1/25/2008     1/25/2008      1/25/2008     3/25/2003     12/25/2002    11/25/2002     11/25/2002
Last Principal Payment           3/25/2012     1/25/2010     12/25/2009     8/25/2009     11/25/2008     4/25/2007     9/25/2005

*Modified duration calculated assuming a price of 100.00%.

                                                BOND SUMMARY (to Maturity)
                                                --------------------------

Class A
------------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%           20%            30%           41%           50%            60%           70%
------------------------------------------------------------------------------------------------------------------------------------
WAL (years)                        7.63           6.40          6.39          4.37           2.91          1.91           1.28
Modified Duration (years)*         7.04           5.99          5.99          4.13           2.79          1.85           1.25
First Principal Payment          1/25/2008     1/25/2008      1/25/2008     3/25/2003     12/25/2002    11/25/2002     11/25/2002
Last Principal Payment           9/25/2012     3/25/2010      3/25/2010     2/25/2010     10/25/2009     6/25/2009     10/25/2008

*Modified duration calculated assuming a price of 100.00%.

Net WAC Cap Schedule: One Month LIBOR and Prime Rate at 20%(1)

                             Net                                          Net                                         Net
   Period       Date       WAC Cap              Period      Date        WAC Cap             Period       Date       WAC Cap
   ------       ----       -------              ------      ----        -------             ------       ----       -------
     1        10/25/02      13.47%                30      03/25/05      17.21%                59       08/25/07      17.26%
     2        11/25/02      13.48%                31      04/25/05      17.26%                60       09/25/07      17.26%
     3        12/25/02      13.47%                32      05/25/05      17.25%                61       10/25/07      17.25%
     4        01/25/03      13.49%                33      06/25/05      17.26%                62       11/25/07      17.26%
     5        02/25/03      13.59%                34      07/25/05      17.25%                63       12/25/07      17.25%
     6        03/25/03      13.68%                35      08/25/05      17.26%                64       01/25/08      17.26%
     7        04/25/03      13.86%                36      09/25/05      17.26%                65       02/25/08      17.26%
     8        05/25/03      13.96%                37      10/25/05      17.25%                66       03/25/08      17.23%
     9        06/25/03      14.07%                38      11/25/05      17.26%                67       04/25/08      17.26%
     10       07/25/03      14.10%                39      12/25/05      17.25%                68       05/25/08      17.25%
     11       08/25/03      16.44%                40      01/25/06      17.26%                69       06/25/08      17.26%
     12       09/25/03      17.26%                41      02/25/06      17.26%                70       07/25/08      17.25%
     13       10/25/03      17.25%                42      03/25/06      17.21%                71       08/25/08      17.27%
     14       11/25/03      17.26%                43      04/25/06      17.26%                72       09/25/08      17.27%
     15       12/25/03      17.25%                44      05/25/06      17.25%                73       10/25/08      17.25%
     16       01/25/04      17.26%                45      06/25/06      17.26%                74       11/25/08      17.27%
     17       02/25/04      17.26%                46      07/25/06      17.25%                75       12/25/08      17.25%
     18       03/25/04      17.23%                47      08/25/06      17.26%                76       01/25/09      17.27%
     19       04/25/04      17.26%                48      09/25/06      17.26%                77       02/25/09      17.27%
     20       05/25/04      17.25%                49      10/25/06      17.25%                78       03/25/09      17.21%
     21       06/25/04      17.26%                50      11/25/06      17.26%                79       04/25/09      17.27%
     22       07/25/04      17.25%                51      12/25/06      17.25%                80       05/25/09      17.25%
     23       08/25/04      17.26%                52      01/25/07      17.26%                81       06/25/09      17.27%
     24       09/25/04      17.26%                53      02/25/07      17.26%                82       07/25/09      17.25%
     25       10/25/04      17.25%                54      03/25/07      17.21%                83       08/25/09      17.27%
     26       11/25/04      17.26%                55      04/25/07      17.26%                84       09/25/09      17.27%
     27       12/25/04      17.25%                56      05/25/07      17.25%                85       10/25/09      17.26%
     28       01/25/05      17.26%                57      06/25/07      17.26%
     29       02/25/05      17.26%                58      07/25/07      17.25%

        (1) Assumes that the mortgage loans prepay at 41% CPR with a 33% Draw Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.

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